Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2370

Closed-End Strategy: Senior Loan and Limited Duration Portfolio 2024-3

Supplement to the Prospectus

Following a previous announcement, as of July 22, 2024, both the Apollo Senior Floating Rate Fund, Inc. (ticker: AFT) and the Apollo Tactical Income Fund, Inc. (AIF) merged into the MidCap Financial Investment Corporation (ticker: MFIC). In lieu of holding shares of MFIC, the Portfolio’s Sponsor has directed the reinvestment of sale proceeds into the remaining securities in the Portfolio, in a manner consistent with the applicable provisions of the Standard Terms and Conditions of Trust. Accordingly, all references in the Prospectus to AFT and AIF are removed.

Supplement Dated: July 22, 2024